UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 18, 2005



                            National Superstars, Inc.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




            Nevada                   2-98395-NY           93-0848208
----------------------------        -------------     -------------------
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)              File Number)     Identification No.)


             444 Park Forest Way, Wellington, FL         33414
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code: (561) 798-4294


                                     N/A
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 1.01  Entry into a Material Definitive Agreement.

     On February 18, 2005, the registrant amended the Agreement and Plan of Merger with MSO Medical, Inc., a Delaware corporation ("MSO"), MSO Holdings, Inc., a Delaware corporation, and NSPS Merger Sub, Inc., a Delaware corporation ("Merger Sub"), dated January 3, 2005, pursuant to which MSO will merge with Merger Sub and become the wholly-owned subsidiary of registrant (the "Merger Agreement").

     The parties have amended the Merger Agreement as follows:

     1. Prior to the amendment, the Merger Agreement provided that either party could terminate the Merger Agreement without penalty if the closing of the transactions contemplated by the Merger Agreement (the "Closing") had not taken place prior to February 28, 2005. The amendment provides that either party may terminate the Merger Agreement without penalty if the Closing has not taken place prior to May 31, 2005.

     2. Prior to the amendment, the Merger Agreement provided that a cash payment in the amount of $50,000 was to be paid directly to Pride, Inc. at the Closing as reimbursement for expenses incurred by Pride, Inc. in connection with the operation of registrant's business. The amendment provides that this cash payment in the amount of $50,000 will be paid directly to Pride, Inc. on February 28, 2005 whether or not the transaction has closed as of that date.

     3. Prior to the amendment, the Merger Agreement provided that an additional $280,000 was to be deposited into escrow at the Closing to be paid on a pro rata basis to the shareholders of the registrant who were shareholders of the registrant on January 3, 2005; provided, however, that the entire sum of $280,000 was to be held in escrow for a period of ninety (90) days after the Closing to satisfy any claims made against registrant arising from or otherwise related to activities of registrant prior to the Closing. The amendment provides that if the Closing takes place on or before April 30, 2005, then the additional $280,000 will be placed in escrow at the Closing to be paid on a pro rata basis to the shareholders of the registrant who were shareholders of the registrant on January 3, 2005; provided, however that the entire sum of $280,000 will be held in escrow until May 31, 2005 to satisfy any claims made against registrant arising from or otherwise related to activities of registrant prior to the Closing. If the Closing takes place after April 30, 2005, then the entire sum of $280,000 will become payable at the Closing on a pro rata basis to the shareholders of registrant who were shareholders of registrant on January 3, 2005.
















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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      National Superstars, Inc.



                                      By: /s/ Peter Porath
                                          Peter Porath
                                          Chief Executive Officer

Dated:  February 18, 2005









































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